EXHIBIT 10.63

SEVENTH AMENDMENT TO

RESEARCH AND LICENCE AGREEMENT

(this “Amendment”)

Effective Date: November 15, 2020

by and between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of

P O Box 95, Rehovot 76100, Israel

(hereinafter, “Yeda”)

and

CELL SOURCE LIMITED

a company duly registered under the laws of Israel of

5 Kineret Street, Bnei Brak 5126237

(hereinafter, “Cell Source”)

WHEREAS

Yeda and Cell Source are parties (the “Parties”) to a Research and Licence Agreement dated October 3, 2011, as amended by a First Amendment thereto dated April 8, 2014, a Second Amendment thereto dated November 28, 2016, a Third Amendment thereto dated March 29, 2018, a Fourth Amendment thereto dated March 30, 2018, a Fifth Amendment thereto dated June 30, 2019, and a Sixth Amendment dated December 31, 2019 (together, “the R&L Agreement”); and

WHEREAS

Cell Source wishes to fund additional research at the Weizmann Institute of Science (the “Institute”), to be carried out by personnel of the labs of Prof. Zelig Eshhar at the Institute and at The Medical Research, Infrastructure and Health Services Fund of the Tel-Aviv Medical Center (the “Fund”), from July 1, 2019 to March 31, 2020, all as set out in, and under the conditions of, this Amendment;

NOW THEREFORE IT IS AGREED BY THE PARTIES HERETO AS FOLLOWS:

1.	Terms and phrases used in this Amendment which are defined in the R&L Agreement shall have in this Amendment the same meaning as that attributed to them in the R&L Agreement, unless otherwise expressly defined in this Amendment.

2.	This Amendment and the R&L Agreement shall be read as one and shall represent the complete current understanding between the Parties with respect to the subject matter hereof. Subject to the modifications contained herein, the provisions of the R&L Agreement shall remain unaltered and in full force and effect.

3.	The above preamble and sections form an integral part of this Amendment.

4.	Subject to the provisions of clause 6 below, Yeda has procured the performance of the research as described in the Research Plan for the Additional Further Research, attached hereto as Annex A, designated to be carried out at the labs of Prof. Zelig Eshhar, during the period commencing on July 1, 2019 and until March 31, 2020 (the “Additional Further Research”).

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The Company undertakes to finance the Additional Further Research in the amount of US$ 14,217 (fourteen thousand two hundred and seventeen US dollars) plus VAT, attached hereto as Annex B (the “Additional Further Research Budget”), to be paid by the Company to Yeda upon execution of this Amendment.

5.	Subject to the provisions of clause 6 below, Yeda will require, by causing the Medical Research, Infrastructure and Health Services Fund of the Tel-Aviv Medical Center (“Fund”) to acknowledge this Agreement, that Fund will procure the portion of the research described in Annex A, that is designated to be carried out by the Fund in the lab of Prof. Zelig Eshhar, during the period commencing on June 1, 2019 and until March 31, 2020 (the “Fund Research”).

The Company undertakes to finance the Fund Research in the amount of US$ 35,783 (thirty-five thousand seven hundred eighty-three US dollars) plus VAT, attached hereto as Annex C (“Fund Research Budget”), and Yeda shall remit such amount to Fund, from the Additional Further Research Budget, upon execution of this Amendment.

Nothing contained herein shall be deemed to be a representation or warranty by Yeda, the Institute or the Fund whatsoever with respect to the Fund Research or Additional Further Research, including that they can or will be able to obtain patents on patent applications on, or as to the commercial, scientific, or other value of, the Fund Research and/or Additional Further Research; that any results will be achieved by the Fund Research and/or Additional Further Research; and that use of the Fund Research and/or Additional Further Research will not infringe any patent or proprietary rights. Yeda, the Institute and the Fund hereby disclaim any and all warranties with respect to the Fund Research and/or Additional Further Research.

6.	All right and title to the results of the Additional Further Research shall vest in Yeda, and such results shall be deemed Licensed Information pursuant to the R&L Agreement.

7.

Notwithstanding the provisions of clauses 4.1 and 4.2 of the R&L Agreement, Yeda shall procure submission by the lab of Prof. Zelig Eshhar of a final written report summarizing the results of the Additional Further Research within sixty (60) days of the conclusion of the Additional Further Research, no interim reports being required, and Yeda shall submit to the Company a final financial report within sixty (60) days of the conclusion of the Additional Further Research, no interim financial reports being required. Yeda shall provide the Company with reports obtained from Fund in regard to the Fund Research.

8.

Unless as otherwise expressly provided herein, the terms of the R&L Agreement with respect to the Research and Research Budget shall apply, mutatis mutandis, to the Additional Further Research and results thereof and Additional Further Research Budget, respectively, including without limitation the terms of clauses 2.2 and 2.3 of the R&L Agreement.

9.

This Amendment constitutes the entire agreement between the Parties hereto in respect of the subject matter hereof, and supersedes all prior agreements or understandings between the Parties relating to the subject matter hereof and may be amended only by a written document signed by both Parties hereto.

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IN WITNESS WHEREOF the parties hereto have set their signatures as of the Effective Date.

for	YEDA RESEARCH AND DEVELOPMENT COMPANY LTD.	for	CELL SOURCE LIMITED

Signature:	/s/ Opher Shapira Irit Sagi	Signature:	/s/ Itamar Shimrat
Name	Dr. Opher Shapira Prof. Irit Sagi	Name:	Itamar Shimrat
Title	CEO Chair	Title:	Chief Executive Officer

Acknowledged by:

for	THE MEDICAL RESEARCH, INFRASTRUCTURE AND HEALTH SERVICES FUND OF THE TEL-AVIV MEDICAL CENTER 6 Weizmann Street, Tel Aviv 6432906

Signature:	/s/ Prof Eli Sprecher
Name	Prof. Eli Sprecher
Title	Deputy Director General

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Annex A

Research Plan for the Additional Further Research

Globerson Levin Anat/ Eshhar Zelig

Work plan for Cell Source: 1st June 2019 – 31 March 2020*

1. Human studies :

A.	Human CAR-VETO-project: collaboration with Reisner Yair, attempting to optimize transduction of anti-viral veto cells while analyzing the features of sorted CAR VETO cells (as transduction efficiency isn’t 100%) and defining the contribution of each population to the veto activity. Repeat 3 times for statistical significance as well as proof of concept with 2 different CARTs.

2. Human VETO CAR exp. in a Mouse model:

B.	Calibration of tumor progression of Renca ERBB2 NSG mouse model

C.	Calibration of preconditioning for CAR T VETO treatment

D.	Calibration of the number of lymphocytes need to be injection in order to gain GVH

E.	In vivo experiment to follow VETO CAR effect in NSG mice bearing tumors while monitoring GVH profile. This exp. Will be repeated.

3. Budget

Manpower (TASMC)	$20,000
Mice and in vivo experiments(TASMC)	$6,250
Cell culture, in vitro assays	$10,000
Overhead (27.5%)	$13,750
Total	$50,000

*** we have done the mouse part, however the veto cells that are CD8 only, didn’t do the job as expected as for CD4 absence….we would discuss further exp. In the animal model.

* The proposed plan and time schedule might be changed according to progress and therefore while some aims will be intensively investigated other might not be performed.

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Annex B

Additional Further Research Budget

Date	22.07.19
Company	Veto-CAR
Principal Investigator	Prof. Eshhar Zelig
Research period	one year

Personnel

Name	Position	Total annual salary	% of Employment	Employment term (months)	Project Cost
		$			$
Tova Waks	Daily Employee	10364	20%	12	2,073
Anat Globerson	Consultant	2234	55%	12	1,229
					-
					-
					-
					-
					-
					-
					-
					-
					-
Sub Total					3,302

Consumables, chemicals, small equipment	5,000
Animals	
Computers	
Travel	-
Fix equipment (please specify)	
מאושר ע"י לירז חגג זיתון	
צוות צילה 25.07.19	
Others (please specify)	
internal services	2,000
Net Budget	10,302
WIS Overhead (27.5% of Total, 38% of Net)	3,915
Total Budget (Including Overhead)	14,217

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Annex C

Fund Research Budget

Budget for Veto-CAR - Prof. Eshhar group
Diverticulum	Amount in $
Weizmann Part including overhead of WIZ	14217
Supplies and reagents for CAR preparation: (serum, media, disposables, Elisa kit and antibodies including FACS services)	15,000
Manpower	17,530
Overheads (15% TASMC)	3,253
Total:	50000

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